SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              April 29, 2003

ZENITH NATIONAL INSURANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9627	95-2702776
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated April 29, 2003

Item 9.  Regulation FD Disclosure

        The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Conditions."

        On April 29, 2003, Zenith National Insurance Corp. issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by this reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: April 30, 2003	By:	/s/ William J. Owen
		Name:	William J. Owen
		Title:	Senior Vice President
and Chief Financial Officer

Index to Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated April 29, 2003